UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Rogerdale Rd. Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 325-6000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 24, 2015, C&J Energy Services, Inc. (“C&J”), Nabors Industries Ltd. (“NIL” and, together with its subsidiaries, “Nabors”), C&J Energy Services Ltd. (formerly known as Nabors Red Lion Limited, “New C&J”), Nabors CJ Merger Co. (“Merger Sub”) and CJ Holding Co. completed the previously-announced transactions contemplated by the Agreement and Plan of Merger, dated as of June 25, 2014, by and among C&J, NIL, New C&J, Merger Sub and CJ Holding Co (as amended from time to time, the “Merger Agreement”), pursuant to which C&J combined with Nabors’ completion and production services business in the United States and Canada and whereby Merger Sub, a direct wholly owned subsidiary of New C&J, was merged with and into C&J, with C&J continuing as the surviving corporation (such transactions referred to herein collectively as the “Merger”).

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2015, in connection with the completion of the transactions contemplated by the Merger Agreement, C&J, NIL and New C&J entered into an Employee Benefits Agreement. The Employee Benefits Agreement governs NIL’s, New C&J’s and C&J’s obligations with respect to employment-related matters and liabilities of employees of Nabors’ completion and services business (the “C&P Business”) after the Merger. The Employee Benefits Agreement generally provides that a member of the Red Lion Group (as defined therein) will assume and retain liabilities relating to New C&J employees arising from an action first asserted upon or after the effective time of the Separation (as defined therein) and that the Nabors Group (as defined therein) will retain all liabilities with respect to employment, or termination of employment, of continuing employees of the C&P Business arising from an action first asserted before the effective time of the Separation.

The foregoing description of the Employee Benefits Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such agreement which is filed as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note and Items 1.01, 3.01, 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

On March 24, 2015, C&J, NIL, New C&J, Nabors CJ Merger Co and CJ Holding Co. completed the previously-announced transactions contemplated by the Merger Agreement, pursuant to which C&J combined with Nabors’ completion and production services business in the United States and Canada and whereby Merger Sub, a direct wholly owned subsidiary of New C&J, was merged with and into C&J, with C&J continuing as the surviving corporation (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of C&J common stock (other than shares owned by C&J or Merger Sub), par value $0.01 per share (“C&J Common Stock”), was converted into the right to receive one newly issued New C&J common share, par value $0.01 per share (the “Merger Consideration”).

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to C&J’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2014 and on February 9, 2015 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Items 1.01, 2.01, 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time and in connection with the completion of the transactions contemplated by the Merger Agreement, each issued and outstanding share of C&J common stock (other than shares owned by C&J or Merger Sub), par value $0.01 per share (“C&J Common Stock”), was converted into the right to receive the Merger Consideration, and the NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to the C&J Common Stock in order to effect the delisting of the C&J Common Stock from the NYSE. Such delisting will result in the termination of the registration of C&J Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). C&J intends to file a certificate on Form 15 requesting the deregistration of C&J Common Stock under Section 12(g) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information provided in the Introductory Note and Items 1.01, 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, each issued and outstanding share of C&J Common Stock (other than shares owned by C&J or Merger Sub), was converted into the right to receive the Merger Consideration and, as a result, C&J’s stockholders immediately before the Effective Time ceased to have any rights as stockholders in C&J (other than their right to receive the Merger Consideration) and will instead have the rights of a shareholder in New C&J.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 1.01, 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, and upon the receipt by C&J stockholders of the Merger Consideration, former C&J stockholders own approximately 47% of the issued and outstanding New C&J common shares and NIL or one of its wholly-owned subsidiaries own approximately 53% of the issued and outstanding New C&J common shares. As a result, NIL and one or more of its subsidiaries own a majority of the issued and outstanding shares of New C&J, the ultimate parent of C&J.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Introductory Note and Items 1.01, 2.01, 3.01, 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As of the Effective Time and in connection with the completion of the transactions contemplated by the Merger Agreement, the C&J Board of Directors consists of the following individuals: Joshua E. Comstock and Randall C. McMullen.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Items 1.01, 2.01, 3.01, 3.03, 5.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time and in connection with the completion of the transactions contemplated by the Merger Agreement, the charter and by-laws of C&J were amended and restated and a copy of the Second Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 8.01	Other Events.

On March 24, 2015, C&J and NIL issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation, dated March 24, 2015

3.2	Third Amended and Restated Bylaws, dated March 24, 2015

10.1	Employee Benefits Agreement, dated as of March 24, 2015, by and among C&J Energy Services, Inc., Nabors Industries Ltd. and C&J Energy Services Ltd.

99.1	Joint Press Release, dated March 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

Dated: March 24, 2015	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation of C&J Energy Services, Inc., dated March 24, 2015

3.2	Third Amended and Restated Bylaws of C&J Energy Services, Inc., dated March 24, 2015

10.1	Employee Benefits Agreement, dated as of March 24, 2015, by and among C&J Energy Services, Inc., Nabors Industries Ltd. and Nabors Red Lion Limited

99.1	Joint Press Release, dated March 24, 2015